UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 31, 2011

Applied DNA Sciences, Inc
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	002-90539 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

25 Health Sciences Drive, Suite 215
Stony Brook, New York 11790
(Address of Principal Executive Offices) (Zip Code)

631-444- 8090
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d- (b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- (c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(e)           Effective August 31, 2011, Applied DNA Sciences, Inc. (the “Company”) extended the expiration date of certain warrants (“Warrants”) to purchase 6,400,000 shares of common stock, par value $0.001 per share (“Common Stock”) of the Company granted to James A. Hayward, Chief Executive Officer of the Company, and options (“Stock Options”) to purchase 500,000 shares of Common Stock granted pursuant to the Company’s 2005 Incentive Stock Plan to Kurt H. Jensen, Chief Financial Officer of the Company.  Both the Warrants and Stock Options were granted on September 1, 2006 at an exercise price of $0.09 per share, and would have expired on August 31, 2011.  The expiration dates of the Warrants and Stock Options were extended for an additional five years until August 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied DNA Sciences, Inc.
(Registrant)

By: /s/ James A. Hayward_____
James A. Hayward
Chief Executive Officer

Date: September 7, 2011